SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 14, 2008

CENTENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-33395 (Commission file number)	42-1406317 (IRS Employer Identification No.)

7711 Carondelet Avenue, St. Louis, Missouri 63105
(Address of principal executive office and zip code)
Registrant’s telephone number, including area code: (314) 725-4477

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

    (b) On January 14, 2008, J. Per Brodin, Senior Vice President and Chief Accounting Officer, gave notice of his intent to resign from the Company to pursue another professional opportunity.  Mr. Brodin will remain with Centene through early February 2008.  Eric R. Slusser, Executive Vice President and Chief Financial Officer, will assume the role of principal accounting officer.

    (c) The information contained in 5.02(b) is hereby incorporated by reference .  Other information regarding Mr. Slusser required by this Item is included on the Company's Form 8-K filed June 1, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2008	CENTENE CORPORATION
	By:	/s/ ERIC R. SLUSSER
Eric R. Slusser
Executive Vice President and Chief Financial Officer